SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 08, 1998

                                  CONCAP, INC.
             (Exact name of Registrant as specified in its charter)

           TEXAS                     0-17597                     76-0252296
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

3700 CRESTWOOD PARKWAY, SUITE 1000, DULUTH, GEORGIA           30096
      (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (770) 381-8089

Item 2. In accordance with item 7(b) on Form 8-K, posted July 8, 1998, reporting the change and registrant of CONCAP, Inc., financial statements are being filed as an amendment to the 8-K. The consolidated financial statement reflects the acquisition of Intuitive Technology Consultants, whereby a majority of the issued and outstanding common stock, and therefore control of CONCAP, Inc., transferred to Intuitive Technology Consultants.

                                  CONCAP, Inc.
                                  Balance Sheet
                                  July 31, 1998

                                     ASSETS

Current Assets
    SunTrust Primary Checking                       $   11,188.24
    NationsBank Checking - FL                              730.88
    Accounts Receivable                                351,333.54
    A/R - American Factors Corp.                         7,686.85
    Loans to Officers                                  134,158.30
                                                    -------------

Total Current Assets                                                 505,097.81

Property and Equipment
    Furniture, Fixtures and Equip                       26,292.74
    Equipment - Computers                              196,381.53
    Software                                            30,022.36
    Leasehold Improvements                              15,951.00
    Accum. Depreciation-Furniture                       (5,342.17)
    Accum. Depreciation -Equipment                     (42,106.60)
    Accum. Depreciation -Software                      (11,431.08)
    Accum. Depreciation-Leasehold                       (4,235.01)
                                                    -------------

Total Property and Equipment                                         205,532.77

Other Assets
    Deposits-Rent                                       34,914.04
    Deposit-American Factors                               500.00
    Deposit-Auto Lease                                   8,147.10
                                                    -------------

Total Other Assets                                                    43,561.14
                                                                  -------------

Total Assets                                                      $  754,191.72
                                                                  =============

                             LIABILITIES AND CAPITAL

Current Liabilities
    Accounts Payable                                $   61,028.66
    N/P American Factors Corp.                         202,436.05
    Federal Payroll Taxes Payable                      518,486.45
    FUTA Tax Payable                                     1,810.95
    GA State Payroll Taxes Payable                      69,554.08
    SC State Payroll Taxes Payable                       7,429.81
    GA SUTA Tax Payable                                  5,840.23
    SC SUTA Tax Payable                                    229.50

Total Current Liabilities                                            866,815.73

Long-Term Liabilities
    Other Long Term Liabilities                        291,661.41
                                                    -------------

Total Long-Term Liabilities                                          291,661.41
                                                                  -------------

Total Liabilities
                                                                   1,158,477.14

Capital
    Common Stock                                        10,000.00
    Paid-in-Capital                                    240,810.00
    Retained Earnings                                 (356,746.27)
Net Income                                            (298,349.15)
                                                    -------------

Total Capital                                                       (404,285.42)
                                                                  -------------

Total Liabilities & Capital                                       $  754,191.72
                                                                  =============

                    Unaudited - For Management Purposes Only

(b) Reports to be filed on Form 8-K The Company filed a Current Report on Form 8-K, dated June 8, 1998, reporting its acquisition of ITC. The Company filed a Current Report on Form 8-K, dated November 15, 1998, reporting the acquisition of Troxtel Holding Company, LLC d/b/a Temporary Help Connection.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 15, 1999                  By: /s/ Scott Schuster
                                            -----------------------------------
                                            Scott Schuster, President

                                  CONCAP, INC.
                           Consolidated Balance Sheet
                           2nd Quarter Ending 11/30/98
                                 (000's omitted)

CURRENT ASSETS                                             11/30/98    11/30/97
                                                           --------    --------
    Cash                                                         92           0
    Accounts Receivable                                       1,050           0
    Less Allowable Doubtful Accounts                             (5)          0
    Total A/R                                                 1,045           0
    Factoring Reserve                                            22           0
    Office Supplies                                               3           0
    Loans to Officers                                           266           0
    Prepaid Expenses                                             52           0
                                                           --------    --------
Total Current Assets                                          1,480           0

FIXED ASSETS
    Funiture, Fixtures, Equip                                    36           0
    Equipment- Computer                                         289           0
    Software                                                     32           0
    Vehicles                                                     82           0
    Leasehold Improvements                                       16           0
    Accum Depreciation - Furniture                               (7)          0
    Accum Depreciation - Equipement                             (53)          0
    Accum Depreciation - Software                               (14)          0
    Accum Depreciation - Vehicles                               (13)          0
    Accum Depreication - Leashold                                (5)          0
                                                           --------    --------
Total Fixed Assets                                              363           0

                                                           --------    --------
TOTAL ASSETS                                                  1,843           0
                                                           ========    ========

CURRENT LIABLITIES
    Accounts Payable                                            176           6
    Accrued Expenses                                              0         195
    Loans Payable Officers                                        0           1
    Wages Payable                                                79           0
 ** Factoring - American Factors                                755           0

  * Payroll Taxes Payable                                       905           0
    (Due from Seller per Purchase Agreement)                   (215)          0
    Total Taxes Due                                             690           0
                                                           --------    --------
Total Current Liablities                                      1,700         202

LONG TERM LIABLITIES                                             37           0

TOTAL LIABLITIES                                              1,737         202

CAPTIAL
    Common Stock                                                  1           5
    Paid In Captial                                             391         700
    Retained Earnings                                          (183)          0
    Deficit Accum. During Dev. Stage                                       -907
*** Net Income                                                 (103)          0
Total Captial                                                   106        (202)
                                                           --------    --------
TOTAL LIABILITES + CAPTIAL                                    1,843           0
                                                           ========    ========

NOTES TO FINANCIAL STATEMENTS

* Payroll Taxes payable includes a libity of approximately $460,000.00, the assumuption of which was part of the agreement to acquire Intuitive Technology Consultants, Inc.. No liens exist against the company currently related to this liability. Management has entered into an installment agreement with the Internal Revenue Service to satisfy this Liability and has been funding payments from the cash generated by operations. Management believes it can continue to reduce the liability accordingly without adversely affecting the continuing operations of the company.

** This amount is advanced against receiveables. Amounts shown here are paid upon receipt by customer. The average balance is less than 30 days old

*** Loss shown is due to expenses incurred in acquisition of subsidiary companies and change in control to current management.

                                  CONCAP, INC.
                          Consolidated Income Statement
                           2nd Quarter Ending 11/30/98
                                 (000's omitted)

REVENUES                       11/30/98    Year to Date    11/30/97
                               --------    ------------    --------
    Fees                          2,499           4,347           0
    Other Income                     36              53           0
    Refunds                         (14)            (17)          0
                               --------    ------------    --------
TOTAL REVENUES                    2,521           4,383           0
                               --------    ------------    --------

OPERATING EXPENSES
    Accrued Expenses                  0               0          (9)
    Adverstising                     14              23           0
    Bad Debt                          3              68           0
    Bank Charges                      0               2           0
    Charitable Contributions          0               0           0
    Commissions                       4              10           0
    Computer Equipment               22              62           0
    Contract Labor                   15              22           0
    Depreciation                     16              36           0
    Dues and Subscriptions            1               1           0
    Employee Education                0               2           0
    Employee Expenses                 1               1           0
    Factoring                        54             111           0
    Forms/Printing                    3               5           0
    Gifts and Donations               3               4           0
    Insurance                        53              88           0
    Late Fees                         1               2           0
    Lease                             8              17           0
    Lease on Autos                    6              14           0
    Lease on Furniture                5              14           0
    Legal and Professional           36              99           0
    Lodging                           1               1           0
    Maintenance                       8              11           0
    Meals and Enter                   4               8           0
    Medical Benefits                 38              66           0
    Misc                             28              29           0
    Office Supplies                   3               7           0
    Officer Benefit Programs          1               2           0
    Office Expense                    9              11           0
    Officer Loan Expense             67              97           0
    Payroll Tax Expenses            187             334           0
    Postage & Deliver                 1               3           0
    Recruiting                       11              13           0
    Rent                             60             107           0
    Salaries                        498             930           0
    Selling Expenses                 24              29           0
    Telecommuncations                 1               1           0
    Telephone                        15              37           0
    Telephone - ISP                   1               2           0
    Transporation                    55             100           0
    Travle Expenses                  26              44           0
    Utilities                         0               0           0
    Wages                         1,184           2,073           0

                               --------    ------------    --------
TOTAL OPERATING EXPENSES          2,467           4,486          (9)
                               --------    ------------    --------

INCOME BEFORE TAXES                  54            (103)         (9)
                               ========    ============    ========

EARNINGS (LOSS) PER SHARE      $ 0.0045    ($    0.0087)        NIL
                               ========    ============    ========

                                  CONCAP, INC.
                        Consolidated Cash Flow Statement
                           2nd Quarter Ending 11/30/98
                                 (000's omitted)

Cash Flows from Operating Activites           11/30/98    11/30/97
                                              --------    --------
    Net Income                                      54          (9)

Adjustment to reconcile net
income to net cash provided by
operating activities
Accum. Depreciation - Furniture                      0           0
Accum. Depreciation - Equipment                      2           0
Accum Depreciation - Vehicles                        7           0
Accum Depreciation - Software                        0           0
Accum. Depreceiation - Leasehold                     0           0
Accounts Receiable                                (327)          0
A/R American Factors                                (8)          0
Loans to Officers                                  (81)          0
Accounts Payable                                    92           0
N/P American Factors                               264           0
Payroll Taxes                                      175           0
Medical Withheld                                     1           0
                                              --------    --------
Total Adjustments                                  125           0


Net Cash provided by Operations                    179          (9)
                                              --------    --------

Cash Flows used from Investment Activitives
Equipment - Computers                              (40)          0
Software                                            (2)          0
Vehicles                                           (26)          0
                                              --------    --------
Net Cash Used in Investing                         (68)          0
                                              --------    --------

Cash Flows from Financing
Paid In Captial                                     (8)          0
Loans                                                0           0
Paid In Captial                                      0           0
                                              --------    --------
Net Cash Used in Fianncing                          (8)          0
                                              --------    --------

Net Increase (decrease) in Cash                    103          (9)
                                              ========    ========